Exhibit 10.8
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 13, 2023, by and among ABRY Partners VII, L.P., a Delaware limited partnership, ABRY Partners VII Co-Investment Fund, L.P., a Delaware limited partnership, ABRY Investment Partnership, L.P., a Delaware limited partnership, ABRY Senior Equity IV, L.P., a Delaware limited partnership, and ABRY Senior Equity IV Co-Investment Fund, L.P., a Delaware limited partnership (collectively, “Abry”) (“the “Stockholder”) and KORE Group Holdings, Inc., a Delaware corporation (the “Company”).
Recitals
A.    WHEREAS, the Company has entered into an Amendment (the “Investment Agreement Amendment”) to the Investment Agreement (the “Investment Agreement”), dated as of November 9, 2023 and an Amended and Restated Warrant, dated as of the date hereof (the “Amended and Restated Warrant”), in each case to prohibit the issuance by Company of shares of Common Stock upon the conversion of the warrants issuable pursuant to the Investment Agreement, as amended, in an amount that would exceed 19.9% of the total outstanding shares of common stock of the Company, par value $0.0001 (“Common Stock”) or more than 19.9% of the total voting power of the Company’s securities in each case immediately preceding November 9, 2023 unless the Company has obtained the approval of its stockholders as required by the applicable rules of The New York Stock Exchange for issuances of shares of Common Stock in excess of such amount (the “Stockholder Exchange Cap Approval”).
B.    WHEREAS, the Company has agreed to use reasonable best efforts to obtain the Stockholder Exchange Cap Approval at its next annual meeting of stockholders following November 15, 2023, and, if the Stockholder Exchange Cap Approval is not obtained the next annual meeting of stockholders following November 15, 2023, the Company will use reasonable best efforts to obtain stockholder approval at the subsequent annual meeting of stockholders and each subsequent annual meeting thereafter.
C.    WHEREAS, in consideration of the execution and delivery of the Investment Agreement Amendment and the Amended and Restated Warrant the Stockholder desires to agree with the Company to vote the shares of Common Stock over which the Stockholder has voting power in favor of the Stockholder Exchange Cap Approval.
NOW, THEREFORE, intending to be legally bound, the parties to this Agreement agree as follows:
1.Agreement to Vote Company Securities. Until such time as the Stockholder Exchange Cap Approval has been obtained:
(a)at each meeting of the stockholders of the Company at which the Stockholder Exchange Cap Approval is subject to a vote following the date hereof and at any postponement or adjournment thereof, the Stockholder shall, and shall cause its controlled Affiliates to, take such action as may be required so that all of the shares of Common Stock beneficially owned, directly or indirectly, by the Stockholder and its controlled Affiliates and entitled to vote at such meeting of stockholders are voted in favor of the Stockholder Exchange Cap Approval; and
(b)the Stockholder shall, and shall (to the extent necessary to comply with this Section 1) cause its controlled Affiliates to, be present, in person or by proxy, at all meetings of the stockholders of the Company at which the Stockholder Exchange Cap Approval is subject to a vote following the date hereof, so that all shares of Common Stock beneficially owned by the Stockholder and its controlled Affiliates may be counted for the purposes of determining the presence of a quorum and voted in accordance with Section 1(a) at such meetings (including at any adjournments or postponements thereof).
2.Miscellaneous Provisions.
(a)Amendments and Modifications. No amendment or modification in respect of this Agreement shall be effective unless it shall be in writing and signed by the Company and the Stockholder.
(b)Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof.

(c)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware without giving effect to principles of conflicts or choice of law.
(d)Consent to Jurisdiction; Venue. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
(e)Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).
(f)Third Party Beneficiaries. This Agreement is not intended to confer upon any Person not a party to this Agreement any rights or remedies hereunder.
(g)Cooperation. The Stockholder agrees to reasonably cooperate with the Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the Company to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement.
(h)Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.
(i)Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth in this Agreement. Therefore, the Stockholder hereby agrees that, in addition to any other remedies that may be available to the Company, as applicable upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means to which they are entitled at law or in equity, without requiring the posting of any bond or other undertaking.
(j)Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
(k)Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.
ABRY PARTNERS VII, L.P.
By: ABRY VII Capital Partners, L.P.
Its: General Partner
By: ABRY VII Capital Investors LLC
Its: General Partner
By:    /s/ Robert P. MacInnis
    Name: Robert MacInnis
    Title: Authorized Signatory

ABRY PARTNERS VII CO-INVESTMENT FUND, L.P.
By: ABRY Partners VII Co-Investment GP, LLC
Its: General Partner
By: ABRY VII Capital Investors, LLC
Its: General Partner
By:    /s/ Robert P. MacInnis
    Name: Robert MacInnis
    Title: Authorized Signatory

ABRY INVESTMENT PARTNERSHIP, L.P.
By: ABRY Investment GP, LLC
Its: General Partner
By:    /s/ Robert P. MacInnis
    Name: Robert MacInnis
    Title: Authorized Signatory

Signature Page to Voting Agreement

ABRY SENIOR EQUITY IV, L.P.
By: ABRY Senior Equity Investors IV, L.P.
Its: General Partner
By: ABRY Senior Equity Holdings IV, LLC
Its: General Partner
By:    /s/ Robert P. MacInnis
    Name: Robert MacInnis
    Title: Authorized Signatory

ABRY SENIOR EQUITY IV CO-INVESTMENT FUND, L.P.
By: ABRY Senior Equity Co-Investment GP IV,
LLC
Its: General Partner
By: ASE Senior Equity Holdings IV, LLC
Its: Member
By:    /s/ Robert P. MacInnis
    Name: Robert MacInnis
    Title: Authorized Signatory
Signature Page to Voting Agreement

KORE GROUP HOLDINGS, INC.

By: /s/ Romil Bahl
Name: Romil Bahl Title: Chief Executive Officer

Signature Page to Voting Agreement